Exhibit 99.2

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands)

	QTR 12/31/02	QTR 03/31/03	QTR 06/30/03	QTR 09/30/03	QTR 12/31/03	QTR 03/31/04	QTR 06/30/04	QTR 09/30/04	QTR 12/31/04
Interest Income:
Loans	$47,404	$47,580	$52,543	$49,434	$49,878	$49,254	$50,461	$53,090	$56,302
Investments:
Taxable	18,173	18,216	18,511	17,648	17,176	15,580	14,757	14,807	15,269
Tax-favored	187	46	42	61	13	13	13	13	14
Short-term investments	44	12	123	88	71	7	52	59	76

Total Interest Income	65,808	65,854	71,219	67,231	67,138	64,854	65,283	67,969	71,661

Interest Expense:
Deposits	12,994	11,796	11,264	9,605	8,507	8,189	8,539	9,411	10,300
Borrowings	2,710	3,110	3,855	2,965	2,277	1,954	1,820	1,889	2,167

Total Interest Expense	15,704	14,906	15,119	12,570	10,784	10,143	10,359	11,300	12,467

Net Interest Income	50,104	50,948	56,100	54,661	56,354	54,711	54,924	56,669	59,194
Provision for Loan Losses	2,250	2,050	2,050	2,050	1,025	427	1,100	1,025	1,825

Net Interest Income after Provision for Loan Losses	47,854	48,898	54,050	52,611	55,329	54,284	53,824	55,644	57,369

Noninterest Income:
Investment Management and Trust	3,851	3,810	3,841	3,983	4,321	4,349	4,573	4,813	4,648
Service Charges on Deposits	4,107	4,393	4,735	4,583	4,686	4,691	4,775	4,241	4,179
Mortgage Servicing	(6,875)	(757)	(829)	1,275	592	(767)	1,348	(162)	(260)
Gains on Sales of Loans, Net	3,366	4,436	6,099	6,959	4,272	1,901	2,895	2,261	2,604
Gains on Sales of Securities	10,234	1,391	9,054	3,305	3,031	1,802	240	186	107
Loss on Prepayments of Borrowings	0	0	0	(2,154)	(916)	(1,194)	0	0	0
Credit Card Income, Net	941	903	970	1,149	1,057	908	1,022	1,146	1,074
Insurance Commissions, Net	728	1,613	1,531	2,041	1,501	2,626	1,728	1,389	1,223
Retail Investment Services	500	896	1,314	1,287	1,123	947	903	715	674
Other	2,709	2,571	3,069	2,570	3,327	2,740	3,154	3,252	2,674

Total Noninterest Income	19,561	19,256	29,784	24,998	22,994	18,003	20,638	17,841	16,923

Noninterest Expense:
Salaries	18,503	20,282	23,668	23,234	22,248	20,879	21,786	20,652	21,302
Employee Benefits	4,159	4,857	5,145	5,419	5,157	5,971	5,679	5,027	5,281
Net Occupancy Expense	4,980	5,479	6,198	5,977	5,603	6,026	5,752	5,481	5,410
Data Processing	2,926	2,501	2,161	2,319	2,404	2,293	1,985	994	916
Amortization of Intangibles	348	511	727	755	755	755	772	776	774
Conversion and Restructuring Charges	0	0	6,800	0	2,169	152	1,318	505	291
Other	8,939	8,546	9,561	9,154	9,741	8,526	8,671	9,376	9,022

Total Noninterest Expense	39,855	42,176	54,260	46,858	48,077	44,602	45,963	42,811	42,996

Income Before Income Taxes	27,560	25,978	29,574	30,751	30,246	27,685	28,499	30,674	31,296
Income Tax Expense	9,764	9,387	10,947	10,887	10,528	10,218	10,345	11,196	11,268

Net Income	$17,795	$16,591	$18,627	$19,864	$19,718	$17,467	$18,154	$19,478	$20,028

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	12/31/02	03/31/03	06/30/03	09/30/03	12/31/03	03/31/04	06/30/04	09/30/04	12/31/04
ASSETS

Cash and Cash Equivalents	$192,142	$190,537	$212,674	$209,695	$174,939	$154,178	$170,940	$165,191	$136,468
Securities Available For Sale	1,497,111	1,714,494	1,769,715	1,653,114	1,588,151	1,473,497	1,412,206	1,458,149	1,446,221
FRB and FHLB Stock	17,030	24,356	24,356	24,352	20,753	20,753	12,240	19,243	19,243
Loans Held For Sale	94,874	98,578	97,500	95,777	25,262	32,276	49,497	35,723	33,535

Loans:
Commercial	568,224	625,177	632,816	633,221	658,615	686,304	740,410	770,933	801,369
Municipal	77,820	82,005	54,917	106,512	87,080	92,338	66,533	105,781	106,120
Real Estate:
Residential
1-4 Family	561,330	832,284	781,715	724,749	700,671	666,753	667,676	685,714	688,017
Multi-Family	96,494	167,010	167,363	172,419	176,478	182,085	189,589	181,622	182,541
Home Equity	203,882	239,021	249,943	258,664	270,959	277,062	276,640	287,479	294,656
Commercial	1,103,897	1,314,095	1,324,943	1,375,027	1,430,945	1,485,031	1,505,880	1,558,221	1,590,457
Construction	85,512	96,859	113,044	143,515	140,801	138,497	129,901	143,871	174,283

Total Real Estate	2,051,115	2,649,269	2,637,008	2,674,374	2,719,854	2,749,428	2,769,686	2,856,907	2,929,954
Consumer	276,704	272,159	272,085	267,615	259,135	252,097	249,208	246,889	239,750

Total Loans	2,973,863	3,628,610	3,596,826	3,681,722	3,724,684	3,780,166	3,825,837	3,980,510	4,077,193
Less: Allowance for Loan Losses	(48,197)	(56,708)	(57,591)	(59,171)	(57,464)	(57,500)	(57,969)	(58,598)	(59,031)

Net Loans	2,925,666	3,571,902	3,539,235	3,622,551	3,667,220	3,722,667	3,767,868	3,921,912	4,018,162

Acrrued Interest Receivable	27,992	32,255	30,208	29,277	29,124	25,582	27,376	26,607	28,956
Other Real Estate Owned	158	37	30	52	100	36	47	987	109
Other Assets	35,269	48,737	46,571	62,512	71,536	57,095	71,534	66,069	64,861
Premises and Equipment, net	57,074	72,524	73,742	74,562	72,130	72,273	72,805	73,927	74,271
Mortgage Servicing Rights	8,491	9,306	8,686	10,615	12,265	10,866	12,562	12,119	11,826
Identified Intangibles	9,480	28,282	24,243	23,488	22,733	21,978	21,972	21,196	20,422
Goodwill	55,257	205,579	215,721	216,431	216,431	216,431	216,697	216,697	216,136

Total Assets	$4,920,544	$5,996,587	$6,042,681	$6,022,426	$5,900,644	$5,807,632	$5,835,744	$6,017,820	$6,070,210

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Deposits:
Demand	$684,077	$799,506	$864,526	$880,354	$898,920	$848,758	$891,244	$907,396	$890,561
Savings	400,616	503,415	512,775	523,497	517,789	526,625	541,138	534,286	519,623
NOW	578,272	874,439	923,572	912,563	899,018	894,575	912,175	903,307	890,701
CMAs / Money Market	1,519,424	1,491,329	1,468,731	1,617,176	1,604,138	1,472,377	1,491,522	1,603,059	1,577,474
Certificates of Deposit Less than $100,000	691,467	874,722	848,320	822,634	789,066	780,940	779,492	755,494	752,828
Certificates of Deposit $100,000 and Over	231,393	270,627	249,250	262,137	260,960	311,067	298,721	388,935	407,543

Total Deposits	4,105,249	4,814,038	4,867,174	5,018,361	4,969,891	4,834,342	4,914,292	5,092,477	5,038,730

Securities Sold Under Agreements to Repurchase	65,081	120,050	104,543	79,510	78,980	76,051	75,016	71,056	76,716
Other Borrowings	254,416	433,547	419,484	285,857	208,454	236,446	204,122	182,450	279,755
Accrued Expenses and Other Liabilities	77,006	77,627	83,829	64,427	63,368	61,308	54,452	60,769	54,752

Total Liabilities	4,501,752	5,445,262	5,475,030	5,448,155	5,320,693	5,208,147	5,247,882	5,406,752	5,449,953

Stockholders’ Equity:
Common Stock	44,686	50,168	50,168	50,168	50,178	50,196	50,202	50,202	50,204
Surplus	136,254	246,024	245,940	246,181	246,938	247,464	248,241	248,828	249,036
Retained earnings	294,943	305,140	316,472	329,035	341,441	351,569	361,623	372,980	384,679
Treasury, at cost	(85,382)	(83,254)	(81,543)	(80,951)	(78,579)	(76,058)	(72,967)	(71,017)	(69,246)
Accumulated Other Comprehensive Income:
Unrealized gains on securities available for sale	28,573	33,388	36,375	25,610	15,595	21,964	(3,772)	5,377	672
Accrued minimum pension liability, net of tax	(4,284)	(4,058)	(3,829)	—	—	—	—	—	—
Director’s Deferred Compensation to be Settled in Stock	4,052	3,963	4,111	4,266	4,413	4,381	4,562	4,720	4,930
Unearned Portion of Employee Restricted Stock	(50)	(46)	(43)	(38)	(35)	(31)	(27)	(22)	(18)

Total Stockholders’ Equity	418,792	551,325	567,651	574,271	579,951	599,485	587,862	611,068	620,257

Total Liabilities and Stockholders’ Equity	$4,920,544	$5,996,587	$6,042,681	$6,022,426	$5,900,644	$5,807,632	$5,835,744	$6,017,820	$6,070,210

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 12/31/2002	QTD 3/31/2003	QTD 6/30/2003	QTD 9/30/2003	QTD 12/31/2003	QTD 3/31/2004	QTD 6/30/2004	QTD 9/30/2004	QTD 12/31/2004
Per Common Share
Earnings, Basic	$0.45	$0.40	$0.41	$0.43	$0.43	$0.38	$0.40	$0.42	$0.43
Earnings, Diluted	0.44	0.39	0.41	0.43	0.43	0.37	0.39	0.42	0.43
Dividends	0.16	0.16	0.16	0.16	0.16	0.16	0.18	0.18	0.18
Book Value	10.49	12.11	12.44	12.58	12.66	13.05	12.74	13.21	13.38
Tangible Book Value	8.87	6.97	7.18	7.32	7.44	7.86	7.57	8.07	8.28

Credit Quality
Nonperforming Assets (including OREO)	$14,959	$14,981	$17,970	$18,011	$14,431	$20,657	$20,624	$21,565	$20,024
90 Days past due and still accruing	2,953	3,106	1,921	3,021	4,029	3,201	3,777	3,140	2,604

Total	17,912	18,087	19,891	21,032	18,460	23,858	24,401	24,705	22,628
Nonperforming Assets to Loans Plus OREO	0.50%	0.41%	0.50%	0.49%	0.39%	0.55%	0.54%	0.54%	0.49%
Allowance to Loans	1.62%	1.56%	1.60%	1.61%	1.54%	1.52%	1.52%	1.47%	1.45%
Allowance to Nonperforming Loans (excluding OREO)	325.64%	379.48%	321.01%	329.48%	400.99%	278.85%	281.70%	284.76%	296.41%

Net Charge-off Ratio	0.07%	0.04%	0.03%	0.01%	0.08%	0.01%	0.02%	0.01%	0.03%

Average Balance Sheet Data
Securities	$1,533,180	$1,591,751	$1,760,773	$1,708,629	$1,647,313	$1,530,534	$1,447,419	$1,440,938	$1,495,302
Loans, Net	3,007,081	3,236,735	3,638,769	3,693,594	3,697,490	3,701,494	3,777,039	3,892,431	4,000,917
Earning Assets	4,588,801	4,879,771	5,456,572	5,496,829	5,446,055	5,292,868	5,294,057	5,414,750	5,572,226
Total Assets	4,869,802	5,224,669	5,943,041	5,974,552	5,960,054	5,792,012	5,799,583	5,930,272	6,089,616
Deposits	4,088,425	4,278,877	4,797,953	4,941,066	5,033,498	4,808,334	4,868,682	5,017,991	5,128,344
Borrowings	296,409	406,182	512,230	409,621	298,478	339,983	290,730	267,323	291,919
Stockholders’ Equity	413,449	463,149	560,209	555,567	572,512	586,788	589,067	591,137	615,420

Common Shares Outstanding	39,924,338	45,525,459	45,621,163	45,653,675	45,795,688	45,954,210	46,134,686	46,241,091	46,341,819
Weighted Average Common Shares Outstanding	39,924,775	41,866,383	45,594,304	45,636,813	45,728,818	45,898,854	46,045,415	46,188,260	46,293,418
Weighted Average Common and Common Equivalent Shares Outstanding	40,324,083	42,249,258	45,955,948	46,070,698	46,390,625	46,522,363	46,557,193	46,863,102	46,959,927

Return on Average Tangible Equity	20.47%	19.95%	23.13%	25.07%	23.63%	20.38%	21.01%	22.13%	21.25%
Return on Average Equity	17.08%	14.53%	13.34%	14.19%	13.66%	11.97%	12.40%	13.11%	12.95%
Return on Average Tangible Assets	1.49%	1.34%	1.34%	1.41%	1.40%	1.30%	1.35%	1.40%	1.39%
Return on Average Assets	1.45%	1.29%	1.26%	1.32%	1.31%	1.21%	1.26%	1.31%	1.31%
Net Yield on Earning Assets	4.38%	4.22%	4.14%	3.98%	4.14%	4.17%	4.18%	4.20%	4.27%
Efficiency Ratio	59.20%	60.36%	60.70%	59.87%	59.58%	60.34%	58.05%	56.87%	55.64%

Tangible Capital Ratio	7.30%	5.51%	5.65%	5.78%	6.02%	6.48%	6.24%	6.46%	6.58%
Leverage Ratio	9.28%	8.10%	7.22%	7.49%	7.79%	8.28%	8.22%	8.39%	8.42%
Tier 1 Capital Ratio	12.25%	9.22%	9.28%	9.72%	10.07%	10.36%	10.46%	10.51%	10.44%
Total Capital Ratio	13.50%	10.47%	10.53%	10.97%	11.32%	11.61%	11.73%	11.76%	11.64%

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Quarter Ended December 31, 2004

	2004			2003
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial	$789,203	$11,275	5.68%	$645,678	$8,634	5.31%
Municipals	111,832	910	3.25%	106,654	787	2.95%
Real Estate:
Residential	1,187,639	16,122	5.42%	1,203,393	15,685	5.19%
Commercial	1,566,385	22,446	5.70%	1,399,779	18,913	5.36%
Construction	161,801	2,385	5.86%	136,405	1,800	5.23%

Total Real Estate	2,915,825	40,953	5.60%	2,739,577	36,398	5.28%

Consumer	242,763	3,566	5.84%	265,145	4,375	6.55%

Total Loans	4,059,623	56,704	5.56%	3,757,054	50,194	5.31%

Investments:
Taxable	1,483,356	15,215	4.10%	1,658,790	17,176	4.14%
Tax-Favored Securities	11,946	103	3.43%	1,298	20	6.26%
Interest-Bearing Deposits in Banks	150	0	1.22%	150	1	1.43%
Federal Funds Sold	17,151	75	1.75%	28,763	70	0.97%

Total Interest-Earning Assets	5,572,226	72,097	5.16%	5,446,055	67,461	4.93%

NonInterest-Earning Assets	576,096			573,563
Allowance for Loan Losses	(58,706)			(59,564)

Total Assets	$6,089,616			$5,960,054

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	530,154	432	0.32%	587,549	431	0.29%
Now	898,450	695	0.31%	869,586	604	0.28%
CMA/Money Market	1,609,987	3,428	0.85%	1,628,878	2,719	0.66%
Certificates of Deposit less than $100,000	752,099	3,634	1.92%	761,276	3,679	1.92%
Certificates of Deposit $100,000 and over	415,521	2,111	2.02%	269,658	1,074	1.58%

Total Interest-Bearing Deposits	4,206,211	10,300	0.97%	4,116,947	8,507	0.82%

Borrowings	217,101	2,013	3.69%	241,172	2,120	3.49%
Repos	74,818	154	0.82%	57,306	157	1.08%

Total Interest-Bearing Liabilities	4,498,130	12,467	1.10%	4,415,425	10,784	0.97%

NonInterest-Bearing Liabilities:

Demand Deposits	922,133			916,551
Other Liabilities	53,933			55,566

Total Liabilities	5,474,196			5,387,542

Stockholders’ Equity	615,420			572,512

Total Liabilities and Stockholders’ Equity	$6,089,616			$5,960,054

Net Interest Income		$59,630			$56,677

Interest Rate Spread (2)			4.06%			3.96%

Net Yield on Earning Assets (3)			4.27%			4.14%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Year Ended December 31, 2004

	2004			2003
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial	$726,467	$39,635	5.46%	$619,658	$34,101	5.50%
Municipals	98,462	3,070	3.12%	89,974	2,937	3.26%
Real Estate:
Residential	1,174,944	62,231	5.30%	1,218,033	64,981	5.33%
Commercial	1,510,458	82,914	5.49%	1,308,792	73,086	5.58%
Construction	142,764	7,568	5.30%	117,293	6,539	5.57%

Total Real Estate	2,828,166	152,713	5.40%	2,644,118	144,606	5.47%

Consumer	247,847	15,014	6.06%	271,109	18,909	6.97%

Total Loans	3,900,942	210,432	5.39%	3,624,859	200,553	5.53%

Investments:
Taxable	1,475,016	60,361	4.09%	1,660,119	71,552	4.31%
Tax-Favored Securities	3,973	164	4.13%	9,569	231	2.42%
Interest-Bearing Deposits in Banks	150	2	1.21%	182	3	1.91%
Federal Funds Sold	13,007	181	1.39%	27,112	291	1.07%

Total Interest-Earning Assets	5,393,088	271,140	5.03%	5,321,841	272,630	5.12%

NonInterest-Earning Assets	560,855			512,233
Allowance for Loan Losses	(58,223)			(56,536)

Total Assets	$5,895,720			$5,777,538

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	528,480	1,654	0.31%	517,003	2,121	0.41%
Now	887,801	2,465	0.28%	825,947	3,121	0.38%
CMA/Money Market	1,550,528	11,498	0.74%	1,551,136	13,333	0.86%
Certificates of Deposit less than $100,000	769,222	14,554	1.89%	814,089	17,798	2.19%
Certificates of Deposit $100,000 and over	338,011	6,268	1.85%	256,336	4,799	1.87%

Total Interest-Bearing Deposits	4,074,042	36,439	0.89%	3,964,511	41,172	1.06%

Borrowings	219,723	7,212	3.28%	315,831	10,824	3.43%
Repos	73,860	618	0.84%	97,508	1,383	1.42%

Total Interest-Bearing Liabilities	4,367,625	44,269	1.01%	4,377,850	53,379	1.22%

NonInterest-Bearing Liabilities:

Demand Deposits	882,408			793,877
Other Liabilities	53,994			67,594

Total Liabilities	5,304,027			5,239,321

Stockholders’ Equity	591,693			538,217

Total Liabilities and Stockholders’ Equity	$5,895,720			$5,777,538

Net Interest Income		$226,871			$219,251

Interest Rate Spread (2)			4.02%			3.90%

Net Yield on Earning Assets (3)			4.21%			4.12%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.